Exhibit 99.1

Except for historical information, all of the statements, expectations, and assumptions contained in this presentation are forward - looking statements. Forward - looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions.These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management.These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict and include, without limitation, our expectations as to product deliveries, the establishment of our service and delivery network and our expected rate of production.Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward - looking statements due to numerous factors discussed from time to time in documents which we file with the SEC. In addition, such statements could be affected by risks and uncertainties related to, among other things: our ability to manage the distribution channels for our products, including our ability to successfully implement our rental strategy, direct to consumer distribution strategy and any additional distribution strategies we may deem appropriate; our ability to design, manufacture and market vehicle models within projected timeframes given that a typical vehicle consists of thousands of unique items and we can only go as fast as the slowest item; our inexperience to date in manufacturing vehicles at the high volumes that we anticipate; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; the number of reservations and cancellations for our vehicles and our ability to deliver on those reservations; unforeseen or recurring operational problems at our facility, or a catastrophic loss of our manufacturing facility; our dependence on our suppliers; changes in consumer demand for, and acceptance of, our products: changes in the competitive environment, including adoption of technologies and products that compete with our products; the overall strength and stability of general economic conditions and of the automotive industry more specifically; changes in laws or regulations governing our business and operations; costs and risks associated with potential litigation; and other risks described from time to time in periodic and current reports that we file with the SEC. Any forward - looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, we do not undertake any obligation to update any forward - looking statements. Forward - Looking Statements FORWARD - LOOKING STATEMENTS

2020 F ull Y e a r /Cu r r ent Recap, Not - So - Secret Master Plan, and the Road Ahead Ma rch 31, 2021

• Recap 2020 and Current Events • A r t icu l a t e Arcimo t o ’ s “No t - S o - S ecret Ma s ter P l a n ” • C h a r t t h e 2021 R oa d Ah e a d/ T o p - L e v el G oa ls • Answer Investor Questions from Say • Analyst and Executive Management Panel Q&A AGENDA This could go long…

Despite numerous production shutdowns/supply chain woes, delivered 97 vehicles to customers, a 110% YOY increase.

Expanded product family with pilots of Deliverator and Rapid Responder and prototypes of Cameo and Roadster.

Key pilot programs with Carry It Forward, HyreCar, W a h l b u r g e r s K ey W es t , O r l a n d o , E S F D .

Teamed with DHL for efficient delivery of vehicles and Agero for roadside assistance nationally

Key partnership with Munro and Associates for Mass Production planning

Opened Florida, first East Coast state, for delivery.

Entered into purchase agreement for new facility to >5X manufacturing space targeting capacity of 50k units/yr.

Acquired Tilting Motor Works technology and product portfolio, to enable Arcimoto’s micromobility strategy

2020 BY THE NU M BERS 2019 2020 Im p r o v emen t R e v e n u e $1 . 0M $2 . 2M 120% Cash on Hand $5 . 8M $39 . 5M 581% D e b t ex. PPP/ in su r a n ce/ equipment financing $5 . 0M $0 IN F .

Helped preserve health and safety of team of 170 souls amidst global pandemic by aggressive and continuous diligence

ARCIMOTO’S NOT - SO - SECRET MASTER PLAN

Wh a t i s A r cim oto ? (th e w o r d)

“Run, run as fast as you can.You can't catch me, I’m the gingerbread man.” – The Gingerbread Man ARCIMOTO’S NOT - SO SECRET MASTER PLAN Mine the Gap

• Mission: C a t a l y z e t h e S h if t t o a S u s t a in a b le T r a n s p o r t a t ion S ys t em • Values: Continuous Improvement Environmental Efficiency Fun! • Culture: How we relate with each other and our stakeholders S T A R T WITH THE MVC Arcimoto’s Durable Competitive Advantage: We Ride for the Brand

“P r i c e i s w hat yo u pa y . V a l ue i s w hat yo u g e t .” - W a r ren B uf f et DIS R U P TION THEO R Y 101

	Electric Car Vision	Arcimoto Platform 1 Vision
Platform Weight Target	4,000 lbs	1,000 lbs
Battery Capacity	50 kWh	20 kWh
Footprint	100 ft^2	35 ft^2
Affordability Target at Mass Production	$35,000 (Average cost of new car)	$10,000 (Cost of motorcycle/golf cart)
Peak Efficiency Target	250 Wh/mi	< 150 Wh/mi
Market Need	One or two people going out for coffee	One or two people going out for coffee

Arcimoto’s pure electric platform, aimed at multiple verticals targets 10X the efficiency and 1/3 the TCO of today’s cars. P L A TF O RM 1: MA N Y SH O TS O N G O AL The Everyday Electric ®

P L A TF O RM 1: MA N Y SH O TS O N G O AL The 80% Niche

• Most efficient, most convenient, most fun , most a f f or d a b le t r a n sit • Summon a ride from mobile device • Target 3 year time horizon P L A TF O RM 1: E N DGA M E Personal Mobility, Personal Mass Transit “People don’t want to buy a quarter - inch drill, they want a quarter - inch hole.” – T h eo d ore L ev i t t

PLATFORM 2: ARCIMOTO TILT DIVISION

ARCIMOTO + MOTOR TILTING WORKS

- Ultralight EVs core to Arcimoto mission
- E-bike market experiencing massive YoY growth
- Acquired Tilting Motor Works
- Multi-product strategy targeting bicycle/scooter/motorcycle+ opportunity

	Electric Car Vision	Arcimoto Platform 1 Vision	Arcimoto Platform 2 Vision
Platform Weight Target	4,000 lbs	1,000 lbs	150 lbs
Battery Capacity	50 kWh	20 kWh	3 kWh
Footprint	100 ft^2	35 ft^2	8 ft^2
Affordability Target at Mass Production	$35,000 (Average cost of new car)	$10,000 (Cost of motorcycle/golf cart)	$2,000
Peak Efficiency Target	250 Wh/mi	< 150 Wh/mi	< 35 Wh/mi
Market Need	One or two people going out for coffee	One or two people going out for coffee	One or two people going out for coffee

THE ROOT WHY

The Graphs Don't Line Up

- We don't achieve the science mandate to achieve near-term transport carbon reduction only by electrifying old ideas- energy/extraction cost too high and materials scarce

- ~80%-85% of ride share - Uber/Lyft/Taxi - just one occupant, so 5-7-passenger 4,000 lb. RoboTaxis are not sole answer

- Need orders of magnitude improvement beyond the electric car:
  4X-40X materials reduction X 5X utilization efficiency = we just might make it

- Row away from danger, row toward opportunity: Parking Lots to Parks

2021 - TOP - LEVEL GOALS Build the Foundation for the Decade

GOAL: ARTICULATE FULL PLATFORM 1 PRODUCT FAMILY

GOAL: INTRODUCE FIRST PLATFORM 2 PRODUCT S T A Y TU N ED!

G O AL: DE MO NSTR A TE SHARE D ARCI M OT O BUSI N ESS M O DELS

G O AL: DE MO NSTR A TE A U T O N O M OU S ARCI M OT O +

GOAL: OPEN EXPERIENCE RENTAL CENTERS IN KEY DESTINATIONS

G O AL: O PEN ADDITIONAL S TA TES FO R SALES A N D SE R VICE

Advanced Technology Vehicles Manufacturing Loan Program G O AL: S C ALE P R O DUCTION F I N A N CI N G T ARGETI N G A TV ML P

G O AL: EX P A N D C A M P U S FO R S C ALE P R O DUCTION

• Phase One DD Complete • Anticipated 4/19/21 closing • Initial production work in 2021 - automated plastics • Munro collaboration progressing, targeting 10/22 SOP • This is “prototype for scale replication” for international expansion G O AL: EX P A N D C A M P U S FO R S C ALE P R O DUCTION

• Big supply chain stoppages easing, expect more pandemic - related glitches through EOY • Aiming for significant YOY production increase from 2020 • “Smoothly flowing river” • Targeting demonstration of 4 units/day build by EOQ • Additional vehicles planned for pilot and shared/rental fleet deployments GOAL: PRODUCE AND DELIVER 500+ CUSTOMER VEHICLES

• C a se S t u d y: E S FD • C a se S t u d y: O r l a n d o • Away Team vaccine eligible starting April 5 • G et “ B u tts in S e a ts” t o d r i v e p reor d e r s, fleet LOIs, and fill scale production pipeline GOAL: REFINE PRODUCT OFFERINGS THROUGH PILOT FEEDBACK

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